Exhibit 99.1

LIST OF DEBTORS

ILX Resorts Incorporated
ILX Bell Rock Incorporated
ILE Sedona Incorporated
Los Abrigados Partners Limited Partnership
ILX Tourist Station Incorporated
Premiere Development Incorporated
Sea of Cortez Premiere Vacation Club, S. de R.L. de C.V.
Genesis Investment Group, Inc.
Harbor Southwest Development, Inc.
Rocky Point Genesis Incorporated, S. de R.L. de C.V.
Puerto Penasco Vacation Destinations
VCA South Bend Incorporated
VCASB Partners General Partnership
VCA Tucson Incorporated
First Piggy LLC
ILX-Bruno LLC